Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Six Months Ended June 30,
	2014	2013	Change
Interest income	$460,595	461,903	(0.3)%
Interest expense	55,029	60,012	(8.3)

Net interest income	405,566	401,891	0.9
Provision for loan losses	21,795	48,773	(55.3)

Net interest income after provision for loan losses	383,771	353,118	8.7

Non-interest income:
Service charges on deposit accounts	38,451	38,716	(0.7)
Fiduciary and asset management fees	22,329	22,083	1.1
Brokerage revenue	12,920	14,595	(11.5)
Mortgage banking income	8,794	14,255	(38.3)
Bankcard fees	16,212	14,902	8.8
Investment securities gains, net	1,331	1,448	(8.1)
Other fee income	9,791	11,262	(13.1)
Decrease in fair value of private equity investments, net	(369)	(1,140)	67.6
Gain on sale of Memphis branches, net (1)	5,789	—	nm
Other non-interest income	18,321	13,692	33.8

Total non-interest income	133,569	129,813	2.9

Non-interest expense:
Salaries and other personnel expense	185,985	183,396	1.4
Net occupancy and equipment expense	52,480	50,550	3.8
Third-party services	19,561	20,295	(3.6)
FDIC insurance and other regulatory fees	17,768	16,420	8.2
Professional fees	15,901	17,511	(9.2)
Advertising expense	8,757	3,399	157.6
Foreclosed real estate expense, net	9,745	18,441	(47.2)
Losses on other loans held for sale, net	2,226	79	nm
Visa indemnification charges	752	801	(6.1)
Restructuring charges	16,293	6,607	146.6
Other operating expenses	36,897	45,973	(19.7)

Total non-interest expense	366,365	363,472	0.8

Income before income taxes	150,975	119,459	26.4
Income tax expense	55,686	44,350	25.6

Net income	95,289	75,109	26.9

Dividends and accretion of discount on preferred stock	5,119	29,594	(82.7)

Net income available to common shareholders	$90,170	45,515	98.1

Net income per common share, basic (2)	0.65	0.39	66.9

Net income per common share, diluted (2)	0.65	0.35	84.8

Cash dividends declared per common share (2)	0.14	0.14	—

Return on average assets	0.73%	0.58	25.9
Return on average common equity	6.33	3.51	80.3

Weighted average common shares outstanding, basic (2)	138,961	117,035	18.7%
Weighted average common shares outstanding, diluted (2)	139,535	130,127	7.2

nm - not meaningful

(1)	Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee operations of Trust One Bank, a division of Synovus Bank.
(2)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)

	2014		2013			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘14 vs. ‘13 Change
Interest income	$232,213	228,382	233,258	233,852	231,513	0.3%
Interest expense	27,162	27,868	28,927	29,882	29,436	(7.7)

Net interest income	205,051	200,514	204,331	203,970	202,077	1.5
Provision for loan losses	12,284	9,511	14,064	6,761	13,077	(6.1)

Net interest income after provision for loan losses	192,767	191,003	190,267	197,209	189,000	2.0

Non-interest income:
Service charges on deposit accounts	19,238	19,214	19,647	19,426	19,195	0.2
Fiduciary and asset management fees	11,296	11,033	10,978	10,389	11,111	1.7
Brokerage revenue	6,707	6,213	6,307	6,636	7,002	(4.2)
Mortgage banking income	5,283	3,511	2,913	5,314	7,338	(28.0)
Bankcard fees	8,695	7,518	7,979	7,760	7,838	10.9
Investment securities gains, net	—	1,331	373	1,124	1,403	nm
Other fee income	4,928	4,863	6,106	5,199	5,775	(14.7)
(Decrease) increase in fair value of private equity investments, net	(119)	(250)	(2,108)	284	(883)	86.5
Gain on sale of Memphis branches, net (1)	—	5,789	—	—	—	nm
Other non-interest income	7,360	10,960	7,986	7,446	6,313	16.6

Total non-interest income	63,388	70,182	60,181	63,578	65,092	(2.6)

Non-interest expense:
Salaries and other personnel expense	92,540	93,445	91,962	92,794	89,479	3.4
Net occupancy and equipment expense	26,425	26,056	26,314	26,475	26,383	0.2
Third-party services	9,464	10,097	9,689	10,151	10,366	(8.7)
FDIC insurance and other regulatory fees	8,049	9,719	8,699	7,639	7,941	1.4
Professional fees	8,224	7,677	9,855	11,410	10,416	(21.0)
Advertising expense	6,281	2,477	2,458	3,114	1,821	244.9
Foreclosed real estate expense, net	4,063	5,681	5,064	10,359	7,502	(45.8)
(Gains) losses on other loans held for sale, net	(40)	2,266	(159)	408	(86)	53.5
Visa indemnification charges	356	396	799	—	764	(53.4)
Litigation loss contingency expense (2)	—	—	10,000	—	—	nm
Restructuring charges	7,716	8,577	3,770	687	1,758	338.9
Other operating expenses	19,127	17,770	22,287	24,291	24,842	(23.0)

Total non-interest expense	182,205	184,161	190,738	187,328	181,186	0.6

Income before income taxes	73,950	77,024	59,710	73,459	72,906	1.4
Income tax expense	27,078	28,608	21,130	27,765	27,371	(1.1)

Net income	46,872	48,416	38,580	45,694	45,535	2.9

Dividends and accretion of discount on preferred stock	2,559	2,559	2,730	8,506	14,818	(82.7)

Net income available to common shareholders	$44,313	45,857	35,850	37,188	30,717	44.3%

Net income per common share, basic (3)	$0.32	0.33	0.26	0.27	0.25	26.2%

Net income per common share, diluted (3)	0.32	0.33	0.26	0.27	0.24	34.5

Cash dividends declared per common share (3)	0.07	0.07	0.07	0.07	0.07	—

Return on average assets	0.71%	0.75	0.58	0.69	0.69	2.9
Return on average common equity	6.14	6.52	5.04	5.40	4.70	30.6

Weighted average common shares outstanding, basic (3)	138,991	138,932	138,897	136,671	121,585	14.3
Weighted average common shares outstanding, diluted (3)	139,567	139,504	139,419	137,097	130,134	7.2

nm - not meaningful

* - ratios are annualized

(1)	Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee operations of Trust One Bank, a division of Synovus Bank.
(2)	Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quarters are not disclosed separately as amounts are not material.
(3)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	June 30, 2014	December 31, 2013	June 30, 2013

ASSETS
Cash and cash equivalents	$596,425	469,630	428,487
Interest bearing funds with Federal Reserve Bank	689,284	644,528	1,459,251
Interest earning deposits with banks	7,661	24,325	22,065
Federal funds sold and securities purchased under resale agreements	79,553	80,975	88,636
Trading account assets, at fair value	20,318	6,113	23,069
Mortgage loans held for sale, at fair value	75,957	45,384	112,761
Other loans held for sale	2,764	10,685	12,083
Investment securities available for sale, at fair value	3,080,185	3,199,358	3,077,706

Loans, net of deferred fees and costs	20,455,763	20,057,798	19,608,283
Allowance for loan losses	(277,783)	(307,560)	(334,880)

Loans, net	20,177,980	19,750,238	19,273,403

Premises and equipment, net	461,610	468,871	477,948
Goodwill	24,431	24,431	24,431
Other intangible assets, net	1,678	3,415	4,156
Other real estate	101,533	112,629	139,653
Deferred tax asset, net	677,513	744,646	789,525
Other assets	630,398	616,376	630,000

Total assets	$26,627,290	26,201,604	26,563,174

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,875,301	5,642,751	5,203,437
Interest bearing deposits, excluding brokered deposits	13,668,746	14,140,037	14,169,203
Brokered deposits	1,449,420	1,094,002	1,338,063

Total deposits	20,993,467	20,876,790	20,710,703

Federal funds purchased and securities sold under repurchase agreements	127,840	148,132	222,933
Long-term debt	2,256,418	2,033,141	1,885,689
Other liabilities	196,514	194,556	175,645

Total liabilities	23,574,239	23,252,619	22,994,970

Shareholders’ equity:
Series A Preferred Stock - no par value, 967,870 shares outstanding at June 30, 2013	—	—	962,725
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at June 30, 2014 and December 31, 2013	125,980	125,862	—
Common stock - $1.00 par value. 139,021,760 shares outstanding at June 30, 2014, 138,907,351 shares outstanding at December 31, 2013, and 130,073,485 shares outstanding at June 30, 2013 (1)	139,835	139,721	130,887
Additional paid-in capital	2,976,811	2,976,348	2,823,804
Treasury stock, at cost - 813,350 shares (1)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive loss	(13,716)	(41,258)	(33,060)
Accumulated deficit	(61,683)	(137,512)	(201,976)

Total shareholders’ equity	3,053,051	2,948,985	3,568,204

Total liabilities and shareholders’ equity	$26,627,290	26,201,604	26,563,174

(1)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2014		2013
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,091,537	3,181,678	3,196,561	3,062,976	3,034,152
Yield	1.87%	1.91	1.90	1.76	1.70

Tax-exempt investment securities (2) (4)	$5,781	6,421	7,758	9,835	11,435
Yield (taxable equivalent)	6.23%	6.24	6.14	6.26	6.47

Trading account assets	$16,011	20,346	10,021	13,806	7,847
Yield	2.25%	3.16	4.60	4.50	6.34

Commercial loans (3) (4)	$16,673,930	16,451,594	16,217,373	16,067,424	16,075,832
Yield	4.19%	4.21	4.28	4.37	4.39

Consumer loans (3)	$3,695,010	3,628,347	3,615,836	3,528,057	3,454,874
Yield	4.51%	4.53	4.50	4.61	4.62

Allowance for loan losses	$(293,320)	(307,078)	(316,001)	(328,084)	(351,075)

Loans, net (3)	$20,075,620	19,772,863	19,517,208	19,267,397	19,179,631
Yield	4.32%	4.34	4.40	4.50	4.52

Mortgage loans held for sale	$59,678	38,699	46,036	85,493	129,742
Yield	4.13%	4.15	3.94	4.07	4.35

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$843,018	935,300	1,235,144	1,375,921	1,550,113
Yield	0.23%	0.23	0.24	0.24	0.24

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$76,172	82,585	70,815	70,741	65,014
Yield	4.15%	3.21	2.85	2.30	2.35

Total interest earning assets	$24,167,817	24,037,892	24,083,543	23,886,169	23,977,934
Yield	3.86%	3.86	3.85	3.89	3.88

Interest Bearing Liabilities

Interest bearing demand deposits	$3,830,956	3,878,590	4,102,398	3,933,902	3,895,675
Rate	0.19%	0.19	0.19	0.23	0.18

Money market accounts	$6,033,523	6,077,357	6,161,893	6,148,289	6,072,155
Rate	0.31%	0.32	0.33	0.33	0.33

Savings deposits	$644,103	616,962	605,054	607,144	609,832
Rate	0.09%	0.10	0.10	0.11	0.11

Time deposits under $100,000	$1,364,322	1,423,487	1,491,673	1,526,974	1,537,639
Rate	0.57%	0.59	0.61	0.62	0.64

Time deposits over $100,000	$1,824,349	1,956,925	2,049,094	2,022,719	1,891,624
Rate	0.74%	0.76	0.80	0.84	0.88

Brokered money market accounts	$184,233	207,681	210,380	202,802	202,532
Rate	0.27%	0.26	0.27	0.27	0.31

Brokered time deposits	$1,216,934	1,027,167	984,047	1,130,491	1,131,444
Rate	0.51%	0.62	0.65	0.70	0.77

Total interest bearing deposits	$15,098,420	15,188,169	15,604,539	15,572,321	15,340,901
Rate	0.36%	0.38	0.39	0.42	0.42

Federal funds purchased and securities sold under repurchase agreements	$219,490	215,027	216,757	195,717	206,046
Rate	0.13%	0.14	0.15	0.14	0.15

Long-term debt	$2,099,578	2,156,836	1,886,223	1,885,385	1,762,173
Rate	2.58%	2.52	2.85	2.85	3.06

Total interest bearing liabilities	$17,417,488	17,560,032	17,707,519	17,653,423	17,309,120
Rate	0.62%	0.64	0.65	0.67	0.68

Non-interest bearing demand deposits	$5,765,287	5,537,090	5,545,529	5,306,447	5,327,795

Effective cost of funds	0.45%	0.47	0.47	0.49	0.49

Net interest margin	3.41%	3.39	3.38	3.40	3.39

Taxable equivalent adjustment	$443	455	481	529	557

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	June 30, 2014
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans

Multi-Family	$1,103,608	5.4%	$225	0.1%
Hotels	712,350	3.5	439	0.2
Office Buildings	973,201	4.8	3,284	1.2
Shopping Centers	828,390	4.0	8,896	3.4
Commercial Development	139,615	0.7	22,412	8.6
Warehouses	563,451	2.7	1,997	0.8
Other Investment Property	489,734	2.4	3,674	1.4

Total Investment Properties	4,810,349	23.5	40,927	15.7

1-4 Family Construction	135,596	0.7	986	0.4
1-4 Family Investment Mortgage	744,700	3.6	13,295	5.1
Residential Development	178,793	0.9	12,430	4.8

Total 1-4 Family Properties	1,059,089	5.2	26,711	10.3

Land Acquisition	598,555	2.9	42,564	16.4

Total Commercial Real Estate	6,467,993	31.6	110,202	42.4

Commercial, Financial, and Agricultural	5,574,941	27.3	57,903	22.3
Owner-Occupied	3,786,279	18.5	29,005	11.2
Small Business	886,570	4.3	7,210	2.8

Total Commercial & Industrial	10,247,790	50.1	94,118	36.3

Home Equity Lines	1,664,520	8.1	16,396	6.3
Consumer Mortgages	1,561,111	7.6	36,433	14.1
Credit Cards	255,369	1.3	—	—
Other Retail Loans	287,935	1.4	2,398	0.9

Total Retail	3,768,935	18.4	55,227	21.3

Unearned Income	(28,955)	(0.1)	—	nm

Total	$20,455,763	100.0%	$259,547	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

Loan Type	Total Loans June 30, 2014	March 31, 2014	2Q14 vs. 1Q14 % change (1)	June 30, 2013	2Q14 vs. 2Q13 % change

Multi-Family	$1,103,608	984,658	48.5%	898,472	22.8%
Hotels	712,350	696,083	9.4	694,107	2.6
Office Buildings	973,201	950,635	9.5	784,413	24.1
Shopping Centers	828,390	844,205	(7.5)	845,883	(2.1)
Commercial Development	139,615	148,683	(24.5)	178,478	(21.8)
Warehouses	563,451	570,492	(5.0)	541,250	4.1
Other Investment Property	489,734	500,087	(8.3)	504,386	(2.9)

Total Investment Properties	4,810,349	4,694,843	9.9	4,446,989	8.2

1-4 Family Construction	135,596	141,060	(15.5)	132,943	2.0
1-4 Family Investment Mortgage	744,700	784,712	(20.5)	857,063	(13.1)
Residential Development	178,793	187,240	(18.1)	223,553	(20.0)

Total 1-4 Family Properties	1,059,089	1,113,012	(19.4)	1,213,559	(12.7)

Land Acquisition	598,555	674,678	(45.3)	754,202	(20.6)

Total Commercial Real Estate	6,467,993	6,482,533	(0.9)	6,414,750	0.8

Commercial, Financial, and Agricultural	5,574,941	5,505,577	5.1	5,374,141	3.7
Owner-Occupied	3,786,279	3,777,282	1.0	3,784,937	0.0
Small Business	886,570	783,143	53.0	568,881	55.8

Total Commercial & Industrial	10,247,790	10,066,002	7.2	9,727,959	5.3

Home Equity Lines	1,664,520	1,601,757	15.7	1,507,738	10.4
Consumer Mortgages	1,561,111	1,504,213	15.2	1,451,212	7.6
Credit Cards	255,369	253,149	3.5	251,788	1.4
Other Retail Loans	287,935	279,785	11.7	278,603	3.3

Total Retail	3,768,935	3,638,905	14.3	3,489,341	8.0

Unearned Income	(28,955)	(28,436)	7.3	(23,767)	21.8

Total	$20,455,763	20,159,004	5.9%	19,608,283	4.3%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2014		2013			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘14 vs. ‘13 Change

Non-performing Loans	$259,547	384,324	416,300	450,879	483,464	(46.3)%
Other Loans Held for Sale (1)	2,045	3,120	10,685	9,351	12,083	(83.1)
Other Real Estate	101,533	110,757	112,629	126,640	139,653	(27.3)

Non-performing Assets	363,125	498,201	539,614	586,870	635,200	(42.8)

Allowance for Loan Losses	277,783	300,871	307,560	318,612	334,880	(17.0)

Net Charge-Offs - Quarter	35,371	15,181	25,116	23,030	29,969	18.0
Net Charge-Offs - YTD	91,877	91,877	91,877	91,877	91,877	0.0
Net Charge-Offs / Average Loans - Quarter (2)	0.69%	0.30	0.51	0.47	0.61

Non-performing Loans / Loans	1.27	1.91	2.08	2.29	2.47
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	1.77	2.46	2.67	2.96	3.21
Allowance / Loans	1.36	1.49	1.53	1.62	1.71

Allowance / Non-performing Loans	107.03	78.29	73.88	70.66	69.27
Allowance / Non-performing Loans (3)	177.62	100.16	95.43	91.84	91.76

Past Due Loans over 90 days and Still Accruing	$4,798	6,563	4,489	4,738	4,596	4.4%
As a Percentage of Loans Outstanding	0.02%	0.03	0.02	0.02	0.02

Total Past Dues Loans and Still Accruing	$60,428	75,038	72,600	78,906	80,678	(25.1)
As a Percentage of Loans Outstanding	0.30%	0.37	0.36	0.40	0.41

Accruing Troubled Debt Restructurings (TDRs)	$444,108	495,390	556,410	574,236	635,125	(30.1)

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	June 30, 2014	December 31, 2013	June 30, 2013

Tier 1 Capital	$2,500,491	2,351,493	2,904,985
Total Risk-Based Capital	2,958,274	2,900,865	3,445,161
Tier 1 Capital Ratio	11.01%	10.54	13.49
Tier 1 Common Equity Ratio	10.41	9.93	8.97
Total Risk-Based Capital Ratio	13.03	13.00	15.99
Tier 1 Leverage Ratio	9.69	9.13	11.33
Common Equity as a Percentage of Total Assets (2)	10.99	10.77	9.81
Tangible Common Equity as a Percentage of Tangible Assets (3)	10.91	10.68	9.71
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	12.78	12.53	11.96
Book Value Per Common Share (4)(5)	21.05	20.32	20.03
Tangible Book Value Per Common Share (3)(5)	20.87	20.12	19.81

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.
(5)	Per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.